UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

Jade Biosciences, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-40544	83-1377888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent St., Building 23 Suite 105 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 312-3013

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	JBIO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

On September 30, 2026, Jade Biosciences, Inc. (“Jade”) announced preclinical data characterizing JADE301, its anti-interferon beta (“IFN-ß”) monoclonal antibody in development for dermatomyositis (“DM”), a rare, chronic and debilitating autoimmune disease characterized by painful inflammatory skin disease and progressive muscle weakness. JADE301 is a fully human IgG1 monoclonal antibody with a YTE modification designed to selectively and potently neutralize IFN-ß and inhibit downstream signaling implicated as a proximal driver in DM pathogenesis.

Summary of JADE301 Preclinical Data

High-affinity, selective and potent IFN-ß neutralization

•

JADE301 demonstrated high-affinity binding to IFN-ß, with a KD of 11.3 pM, approximately 2.5-fold higher affinity than a dazukibart comparator, and no detectable binding to other interferon family proteins.

•	JADE301 potently inhibited downstream IFN-ß signaling.

o	In a human immune cell line, JADE301 inhibited induction of pSTAT with an IC50 of 13 pM, approximately 2.5-fold more potent than the dazukibart comparator.

o

Suppression of MX-1, a marker of IFN pathway activity relevant to DM, was demonstrated in human dermal fibroblasts, a disease-relevant skin cell type, and peripheral blood mononuclear cells; in human dermal fibroblasts, JADE301 inhibited MX-1 induction with an IC50 of 11 pM, approximately 8-fold more potent than the dazukibart comparator.

Differentiated pharmacokinetic profile supports potential for infrequent subcutaneous dosing

•	JADE301 demonstrated an approximately 30-day half-life following a 30 mg/kg intravenous dose in non-human primates (“NHPs”), approximately 3-fold longer than the dazukibart comparator.

•

Following subcutaneous (“SC”) administration in NHPs, JADE301 demonstrated an approximately 25-day half-life. Translational modeling predicted human SC bioavailability of approximately 73%–75%, compared with a reported dazukibart SC bioavailability in humans of approximately 43%–44%, supporting the potential for convenient, infrequent SC dosing.

•

JADE301 concentrations in muscle were consistent with the typical range reported for monoclonal antibodies, approximately 1%–4% of serum concentrations, providing a translational framework to inform dose selection and exposure at a key site of active disease in DM.

Favorable nonclinical tolerability profile

•	In a GLP toxicology study in NHPs, subcutaneous JADE301 was administered every two weeks at doses of 0, 50, 100 and 200 mg/kg and was well tolerated at all dose levels evaluated.

•

There were no treatment-related adverse clinical observations or meaningful adverse findings on laboratory or other standard safety assessments. No treatment-related histopathology findings were observed.

JADE301 Phase 1 Development

Jade expects to initiate a placebo-controlled, single ascending-dose Phase 1 trial evaluating subcutaneous JADE301 in 24 healthy volunteers in the fourth quarter of 2026, with interim data anticipated in the second half of 2027. The study is designed to assess safety and tolerability, and to characterize the pharmacokinetic and immunogenicity profile of JADE301.

Forward-Looking Statements

Certain statements in this communication, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements relating to Jade’s expectations, hopes, beliefs, intentions or strategies regarding the future of its pipeline and business including, without limitation: Jade’s ability to achieve the expected benefits or opportunities with respect to JADE301; the expected timelines for the initiation of, and the availability of interim data from, the Phase 1 clinical trial of JADE301; the projected human bioavailability of JADE301; and the potential therapeutic uses, efficacy, durability, safety profiles, and dosing of JADE301. The words “opportunity,”

“potential,” “milestones,” “pipeline,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Jade will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Jade’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: the planned clinical trial of JADE301 and any other clinical trials may be delayed or may not demonstrate desirable efficacy or predicted performance; adverse events and safety signals may occur; modeled and predicted data may not be realized in actual clinical studies; Jade may experience unanticipated costs, difficulties or delays in the product development process; Jade’s product candidates may be delayed to a point where they are not commercially viable; clinical trial start up, enrollment or regulatory challenges may occur; challenges associated with Jade’s dependence on third-party vendors for the development, manufacture and supply of its product candidates may occur; and the other risks, uncertainties and factors more fully described in Jade’s most recent filings with the Securities and Exchange Commission (including the Quarterly Report on Form 10-Q for the quarter ended June 30, 2026). Should one or more of these risks or uncertainties materialize, or should any of Jade’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Jade does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements, except as required by law. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Jade.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jade Biosciences, Inc.
(Registrant)

Date: September 30, 2026	By:	/s/ Bradford Dahms
	Name:	Bradford Dahms
	Title:	Chief Financial Officer